UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

MARCH 31, 2008

Annual Report
to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 15, 2007 are 1.48%, 2.24% and 2.23% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.07%	3.64%	3.59%	4.53%
Class B	2.31%	2.86%	2.81%	3.71%
Class C	2.31%	2.87%	2.80%	3.73%
Lehman Brothers Municipal Bond Index+	1.90%	3.70%	3.92%	4.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/08	$ 14.06	$ 14.05	$ 14.05
3/31/07	$ 14.18	$ 14.17	$ 14.17
Distribution Information: Twelve Months as of 3/31/08: Income Dividends	$ .55	$ .44	$ .44
Capital Gain Distributions	$ .002	$ .002	$ .002
March Income Dividend	$ .0445	$ .0359	$ .0354
SEC 30-day Yield++	2.72%	2.11%	2.07%
Tax Equivalent Yield++	4.42%	3.43%	3.36%
Current Annualized Distribution Rate++	3.74%	3.02%	2.97%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	52	6
3-Year	3	of	48	7
5-Year	9	of	46	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,843	$10,630	$11,393	$14,878
	Average annual total return	-1.57%	2.06%	2.64%	4.05%
Class B	Growth of $10,000	$9,934	$10,690	$11,390	$14,399
	Average annual total return	-.66%	2.25%	2.64%	3.71%
Class C	Growth of $10,000	$10,231	$10,885	$11,480	$14,420
	Average annual total return	2.31%	2.87%	2.80%	3.73%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,190	$11,153	$12,121	$16,275
	Average annual total return	1.90%	3.70%	3.92%	4.99%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 15, 2007 is 1.23% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 3/31/08
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.32%	3.90%	3.84%	4.80%
Lehman Brothers Municipal Bond Index+	1.90%	3.70%	3.92%	4.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 14.06
3/31/07	$ 14.18
Distribution Information: Twelve Months as of 3/31/08: Income Dividends	$ .58
Capital Gain Distributions	$ .002
March Income Dividend	$ .0479
SEC 30-day Yield++	3.09%
Tax Equivalent Yield++	5.02%
Current Annualized Distribution Rate++	4.02%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.99% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.92% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	52	4
3-Year	2	of	48	5
5-Year	2	of	46	5
10-Year	2	of	40	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Massachusetts Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,332	$11,215	$12,073	$15,985
	Average annual total return	3.32%	3.90%	3.84%	4.80%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,190	$11,153	$12,121	$16,275
	Average annual total return	1.90%	3.70%	3.92%	4.99%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A and Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,014.50	$ 1,010.80	$ 1,010.70	$ 1,015.70
Expenses Paid per $1,000**	$ 7.05	$ 10.71	$ 10.76	$ 5.90
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,018.00	$ 1,014.35	$ 1,014.30	$ 1,019.15
Expenses Paid per $1,000**	$ 7.06	$ 10.73	$ 10.78	$ 5.91
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	1.40%	2.13%	2.14%	1.17%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,014.50	$ 1,010.80	$ 1,010.70	$ 1,015.70
Expenses Paid per $1,000**	$ 4.63	$ 8.29	$ 8.39	$ 3.48
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,020.40	$ 1,016.75	$ 1,016.65	$ 1,021.55
Expenses Paid per $1,000**	$ 4.65	$ 8.32	$ 8.42	$ 3.49
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.92%	1.65%	1.67%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Massachusetts Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Massachusetts Tax-Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1989.

Over 31 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Rebecca Flinn

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1999.

Over 21 years of investment industry experience.

BA, University of Redlands, California.

Philip G. Condon serves as lead portfolio manager of DWS Massachusetts Tax-Free Fund. Rebecca Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the annual period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Can you characterize conditions in the municipal bond market during the annual period ended March 31, 2008?

A: The municipal bond market provided a modest positive return, as measured by the Lehman Brothers Municipal Bond Index return of 1.90% for the 12-month period ended March 31, 2008.1 By contrast, the taxable bond market as measured by the Lehman Brothers US Aggregate Index returned 7.67% for the same period, driven in large part by a flight to quality that boosted Treasuries.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Early in the period, municipal issuance was generally strong. Supply eased over the second half of the fiscal period in the wake of concerns over the uncertain credit status of leading bond insurers. On the demand side, retail interest in individual bonds was strong, and flows into tax-free mutual funds were positive. Insurance companies were generally buyers as well. However, these supportive trends were overwhelmed by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand over the latter part of the period. In addition, demand was impacted negatively by the prospect of increased supply going forward as issuers find alternatives to the stalled auction rate market.3

3 Municipal auction rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.

The US Federal Reserve Board (the Fed) cut the benchmark short-term lending rate by 300 basis points to its current 2.25% during the year. On the municipal bond curve, yields on two-year issues fell by 132 basis points to 2.22%, while yields on bonds with 30-year maturities rose 77 basis points to 4.89%, resulting in a curve steepening of 209 basis points.4 (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
Municipal Bond Yield Curve (as of 3/31/07 and 3/31/08)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Scudder product.

Past performance is no guarantee of future results.

and end of the period.) Since a bond's yield moves in the opposite direction of its price, this meant that shorter maturity municipals provided the best performance over the 12 months.

Credit spreads widened, driven by downgrades to the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.5 Many insured issues are now trading on the basis of the underlying credits. With fewer insured issues coming to market, the outlook is for an increased supply of non-AAA rated issues going forward.6

5 Monoline insurers (also referred to as "monoline insurance companies," or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they provide services to only one industry.
6 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Q: How did DWS Massachusetts Tax-Free Income Fund perform for the annual period?

A: DWS Massachusetts Tax-Free Income Fund's Class A shares posted a positive return for the period of 3.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) This return compares to 1.90% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's performance for the 12 months exceeded the -0.39% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.7

7 The Lipper Massachusetts Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category.

Q: How did the fund's positioning impact performance over the period?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income and to minimize taxable capital gains distributions.

The fund's yield curve positioning was the principal positive contributor to relative performance. In attempting to maintain a duration-neutral stance, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. In this regard, we have had significant exposure to intermediate-term issues in the 10-year range, while our exposure to issues in the 20- to 30-year range has been lighter than many of our peers. This positioning helped performance over the period, as short rates fell and long rates increased as the curve steepened. Given the steepening of the yield curve that has occurred, we have been adding exposure to bonds with maturities in the 20- to 30-year area.

With respect to credit risk, for much of the period the fund maintained a relatively defensive posture in an environment of tight spreads. This translated into an underweighting of lower-quality issues compared to many of our peers. The fund's overall high credit quality profile helped performance as credit spreads widened.8 In particular, the fund's exposure to high-quality municipals such as prerefunded issues helped performance. The yield advantage provided by lower-rated investment grade issues versus AAA-rated issues has increased to above-average levels and we have gradually and selectively been adding to the fund's lower-quality exposure.

8 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

The fund continued to hold a modest position in floating rate municipal issues with coupons that are reset quarterly based on a percentage of LIBOR plus a fixed spread based primarily on credit risk.9 As municipals underperformed taxable bonds including LIBOR, interest payments on these issues became less favorable compared to other municipals and their prices suffered as a result. We expect these issues to recover as the relationship between Treasury and municipal yields ultimately begins to normalize.

9 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: What is your current assessment of the Massachusetts economy and municipal bond market?

A: The fiscal health of Massachusetts remains sound. Standard & Poor's Corporation continues to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. has held their rating at Aa2 with a stable outlook.

Massachusetts faces many of the challenges faced by other states including rising health care costs, unfunded pension and retiree health liabilities, and the current economic slowdown nationally. The state carries a relatively high debt burden, and significant new issuance is planned to support improvements to local schools. In addition, the impact of recently passed health care legislation bears watching. However, we believe the state has a diverse and fundamentally sound economy, with depth in such sectors as education, health care, technology and financial services. While employment nationally declined in the first quarter of 2008, Massachusetts has been relatively unaffected so far by this trend. Fiscal 2007 was the fourth consecutive year of strongly favorable operating results, and while imbalances will require the use of some budget reserves in 2008 and 2009, we believe the state has established a strong record of fiscal discipline. We believe that the Massachusetts economy is on a stronger course than the national average and that the outlook for the state's debt is stable.

Portfolio Summary

Diversification	3/31/08	3/31/07

Revenue Bonds	47%	52%
ETM/Prerefunded Bonds	28%	26%
General Obligation Bonds	24%	20%
Lease Obligations	1%	2%
	100%	100%
Quality	3/31/08	3/31/07

AAA	43%	62%
AA	30%	23%
A	6%	2%
BBB	12%	5%
BB	2%	1%
Not Rated	7%	7%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/08	3/31/07

Less than 1 year	8%	16%
1-4.99 years	39%	30%
5-9.99 years	40%	43%
10-14.99 years	11%	11%
Greater than 15 years	2%	—
	100%	100%

Weighted average effective maturity: 5.9 years and 5.6 years, respectively.

Diversification, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.3%
Massachusetts 78.4%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (a)	1,765,000	1,887,332
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	1,950,000	1,801,039
8.0%, 9/1/2035	980,000	895,083
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,884,463
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	355,000	354,432
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	990,000	1,146,420
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,062,464
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,362,085
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,892,260
5.5%, 9/1/2014	1,735,000	1,889,484
Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (a)	2,325,000	2,466,941
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,181,320
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (a)	1,000,000	1,004,450
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2021	2,000,000	2,243,120
Series A, 5.75%, 7/1/2011	355,000	377,827
Series A, 5.75%, 7/1/2015	535,000	568,191
Series B, 6.2%, 3/1/2016	3,100,000	3,557,870
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series C, Prerefunded, ETM, 5.0%, 7/1/2015	190,000	210,731
Series C, 5.0%, 7/1/2015	2,985,000	3,281,411
Series C, Prerefunded, ETM, 5.0%, 7/1/2016	75,000	83,196
Series C, 5.0%, 7/1/2016	2,125,000	2,334,015
Series A, 5.25%, 7/1/2020	6,270,000	6,955,374
Series A, 5.25%, 7/1/2021	5,000,000	5,515,600
Series C, Prerefunded, ETM, 5.5%, 7/1/2017	165,000	188,631
Series C, 5.5%, 7/1/2017	4,835,000	5,492,947
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,659,855
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,866,652
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (a)	1,230,000	1,357,157
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2010	2,575,000	2,799,952
6.75%, 5/1/2011	2,745,000	3,081,043
6.875%, 5/1/2014	1,300,000	1,503,255
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,371,399
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (a)	1,200,000	1,318,452
Series A, 5.375%, 1/1/2016 (a)	1,200,000	1,318,452
Series A, 5.375%, 1/1/2017 (a)	1,200,000	1,318,452
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,500,000	6,250,365
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (a)	1,645,000	1,827,151
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,048,390
Series F, 5.75%, 7/1/2033	2,000,000	2,020,420
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,053,440
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,600,000	4,366,548
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	3,805,000	4,070,589
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,790,163
Series D, 6.35%, 7/15/2032	3,250,000	3,712,670
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (a)	4,875,000	5,346,413
Series H, 5.375%, 5/15/2019 (a)	1,800,000	1,974,060
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	730,372
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,073,350
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	1,965,000	2,132,241
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,795,000	3,809,079
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project No. 4, Series A, 5.25%, 7/1/2014 (a)	5,915,000	6,333,900
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,116,050
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	6,905,880
Series A, 5.5%, 12/15/2013	5,000,000	5,620,650
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes, Series A, 5.25%, 12/15/2012	7,050,000	7,761,133
Massachusetts, School District General Obligation, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,290,127
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,922,244
Massachusetts, Special Obligation Dedicated Tax Revenue, 5.25%, 1/1/2021 (a)	5,000,000	5,488,750
Massachusetts, State College Building Authority Project Revenue, Series A, 5.0%, 5/1/2031 (a)	2,630,000	2,631,631
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,316,512
Series C, 6.375%, 8/1/2014	1,000,000	1,065,380
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2021	2,500,000	2,606,050
Series P, 5.0%, 7/1/2022	1,500,000	1,551,540
Massachusetts, State Development Finance Agency Revenue, Governor Dummer Academy, 2.3%*, 8/1/2036, Citizens Bank of MA (b)	3,000,000	3,000,000
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2022	1,750,000	1,562,750
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 2.32%*, 10/1/2042, JP Morgan Chase Bank (b)	1,000,000	1,000,000
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	7,947,295
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,332,640
Massachusetts, State Development Finance Agency, Solid Waste Disposal Revenue, Newark Group Project, AMT, Series A, 2.15%*, 7/1/2028, Wachovia Bank NA (b)	1,000,000	1,000,000
Massachusetts, State General Obligation:
Series A, 2.05%*, 9/1/2016	5,000,000	5,000,000
Series A, 2.63%**, 11/1/2018	5,000,000	4,250,000
Series D, 5.5%, 11/1/2016	500,000	566,950
Series D, 5.5%, 11/1/2019	4,325,000	4,897,111
Massachusetts, State General Obligation, Consolidated Loan:
Series C, 5.25%, 8/1/2023 (a)	5,000,000	5,306,400
Series D, 5.5%, 11/1/2014 (a)	4,990,000	5,647,333
Series C, 5.5%, 11/1/2015 (a)	12,500,000	14,161,000
Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,820,825
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music, Series A, 5.0%, 10/1/2023	3,385,000	3,418,139
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East Issue, Series C, 2.874%**, 11/15/2032	2,000,000	1,400,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Hillcrest Extended Care, Series A, 2.07%*, 10/1/2026, Bank of America NA (b)	4,720,000	4,720,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
Series G-5, 5.0%, 7/1/2022	1,400,000	1,435,336
Series C, Prerefunded, 5.75%, 7/1/2032	7,700,000	8,515,276
Series C, 5.75%, 7/1/2032	300,000	307,650
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, Prerefunded, 5.25%, 10/1/2013 (a)	220,000	239,039
Series B, 5.25%, 10/1/2013 (a)	280,000	297,889
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project, AMT:
Series A, 5.5%, 1/1/2014 (a)	4,000,000	4,029,240
Series A, 5.5%, 1/1/2015 (a)	3,000,000	3,021,930
Series A, 5.5%, 1/1/2016 (a)	3,000,000	3,021,930
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,728,060
Series A, 5.0%, 8/15/2024 (a)	7,800,000	8,070,972
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, Series 2, 5.7%, 2/1/2015	35,000	35,096
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019 (c)	4,000,000	4,758,440
Massachusetts, State Water Pollution Abatement Treatment, Pool Program:
Series 7, 5.25%, 2/1/2014	3,705,000	3,965,832
Series 6, 5.625%, 8/1/2015	120,000	128,570
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, Prerefunded, 5.0%, 8/1/2017	1,635,000	1,814,997
Series 11, 5.0%, 8/1/2017	115,000	125,089
Series 11, Prerefunded, 5.0%, 8/1/2020	5,650,000	6,272,008
Series 11, 5.0%, 8/1/2020	100,000	105,853
Massachusetts, State Water Resources Authority:
Series C, Prerefunded, 5.25%, 12/1/2015	2,460,000	2,669,617
Series C, 5.25%, 12/1/2015	1,570,000	1,703,466
Series D, 5.5%, 8/1/2011 (a)	5,000,000	5,457,900
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (a)	4,500,000	4,902,255
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	509,738
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	651,818
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	594,620
Series A, ETM, 5.3%, 7/1/2009	705,000	736,196
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	268,110
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	268,110
Massachusetts, University of Massachusetts Building Authority Project Revenue, Series 04-1, 5.25%, 11/1/2022 (a)	2,000,000	2,243,860
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,098,460
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Loan Program, Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,671,700
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,536,480
Series A, 5.5%, 8/1/2013 (a)	1,445,000	1,625,770
Series A, 6.5%, 7/15/2019	3,110,000	3,652,851
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,219,858
Middleborough, MA, Other General Obligation:
5.25%, 1/15/2017 (a)	1,525,000	1,618,818
5.25%, 1/15/2018 (a)	1,515,000	1,608,203
5.25%, 1/15/2019 (a)	1,470,000	1,560,434
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,239,760
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,604,268
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (a)	1,900,000	2,039,707
5.75%, 10/15/2016 (a) (c)	1,725,000	1,852,288
Route 3 North, MA, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (a)	1,105,000	1,185,985
5.75%, 6/15/2013 (a)	2,500,000	2,683,225
5.75%, 6/15/2016 (a)	4,910,000	5,269,854
Springfield, MA, Core City General Obligation, 5.25%, 1/15/2019 (a)	1,000,000	1,103,520
Springfield, MA, Core City General Obligation, Municipal Purpose Loan:
5.5%, 8/1/2015 (a)	1,505,000	1,656,644
5.5%, 8/1/2016 (a)	1,685,000	1,854,781
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (a)	1,250,000	1,378,188
Tantasqua, MA, School District General Obligation, Regional School District:
5.625%, 8/15/2012 (a)	1,000,000	1,084,350
5.625%, 8/15/2014 (a)	2,575,000	2,792,201
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,436,340
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (a)	1,185,000	1,275,866
Series 2, 5.5%, 11/1/2016 (a)	1,250,000	1,345,850
Westfield, MA, Core City General Obligation, 6.5%, 5/1/2013 (a)	1,170,000	1,280,401
Westford, MA, General Obligation:
5.125%, 4/1/2017 (a)	85,000	89,003
Prerefunded, 5.125%, 4/1/2017 (a)	1,065,000	1,133,767
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (a)	1,140,000	1,210,087
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,377,224
Worcester, MA, Other General Obligation, 5.625%, 8/15/2015 (a)	705,000	764,467
		388,206,143
Maryland 1.9%
Maryland, State Economic Development Corp. Revenue, Howard Hughes Medical Institute, Series A, 1.95%*, 2/15/2043	9,500,000	9,500,000
Puerto Rico 9.0%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	8,177,280
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	4,142,774
Commonwealth of Puerto Rico, Series A, 5.0%, 7/1/2021	5,000,000	4,959,000
Commonwealth of Puerto Rico, State General Obligation, Series A, 5.5%, 7/1/2022 (a) (c)	5,000,000	5,128,950
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,182,853
Series Y, 6.25%, 7/1/2014	145,000	163,685
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series H, 5.5%, 7/1/2016 (a)	10,350,000	11,211,742
Series M, 6.25%, 7/1/2022	5,000,000	5,533,950
Puerto Rico, State General Obligation, Highway & Transportation Authority, Series Y, 5.5%, 7/1/2015 (a)	2,500,000	2,777,000
		44,277,234
Total Municipal Bonds and Notes (Cost $425,358,102)		441,983,377

Municipal Inverse Floating Rate Notes (d) 23.7%
Massachusetts
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2025 (e)	5,000,000	5,138,600
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2026 (e)	5,000,000	5,138,600
Trust: Massachusetts, Department of Agricultural Resources Municipal Trust, Various States, Series 3001, 144A, 13.58%, 8/1/2025, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Special Obligation Revenue, Series A, 5.375%, 6/1/2020 (a) (e)	10,000,000	10,902,000
Trust: Massachusetts, Municipal Security Trust Certificates, Series 7002B, 144A, 6.64% 6/1/2020, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2014 (a) (e)	5,000,000	5,410,725
Trust: Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 6.64%, 1/1/2014, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (e)	20,000,000	20,508,700
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 13.31%, 8/1/2026, Leverage Factor at purchase date: 4 to 1
Massachusetts, State General Obligation, Series D, 5.0%, 11/1/2024 (a) (e)	10,000,000	10,888,300
Trust: Massachusetts, State General Obligation, RITES-PA 1281, 144A, 7.9%, 11/1/2024, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2011 (a) (e)	8,390,000	8,715,322
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 592A, AMT, 144A, 8.845%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2012 (a) (e)	1,610,000	1,672,428
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 592B, AMT, 144A, 8.845%, 7/1/2012, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2013 (e)	1,860,000	1,965,760
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598A, AMT, 144A, 10.095%, 7/1/2013, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2014 (e)	1,990,000	2,103,151
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598B, AMT, 144A, 10.095%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2015 (e)	2,130,000	2,251,112
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598C, AMT, 144A, 10.095%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2016 (e)	1,850,000	1,936,802
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598D, AMT, 144A, 10.345%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2017 (e)	1,550,000	1,618,432
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598E, AMT, 144A, 10.345%, 7/1/2017, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2018 (e)	2,620,000	2,696,137
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598F, AMT, 144A, 8.845%, 7/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series D, 5.0%, 8/1/2021 (a) (e)	13,175,000	14,256,455
Trust: Massachusetts, State Water Resource Authority, Series R-252, 144A, 7.827%, 8/1/2021, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series J, 5.50%, 8/1/2021 (a) (e)	10,000,000	11,190,300
Trust: Massachusetts, State Water Resource Authority, Series 2499, 144A, 68.39%, 8/1/2021, Leverage Factor at purchase date: 20 to 1
Massachusetts, State General Obligation, Series E, 5.0%, 11/1/2023 (a) (e)	10,000,000	11,125,500
Trust: Reset Option Certificates Trust II, Various States, Series R-680-1, 144A, 56.87%, 11/1/2023, Leverage Factor at purchase date: 20 to 1
Total Municipal Inverse Floating Rate Notes (Cost $113,280,024)		117,518,324
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $538,638,126)+	113.0	559,501,701
Other Assets and Liabilities, Net	(13.0)	(64,301,232)
Net Assets	100.0	495,200,469
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2008.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2008.
+ The cost for federal income tax purposes was $538,966,391. At March 31, 2008, net unrealized appreciation for all securities based on tax cost was $20,535,310. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,043,744 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,508,434.
(a) Bond is insured by one of these companies.
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	13.8
Financial Guaranty Insurance Company	12.7
Financial Security Assurance, Inc.	14.0
Municipal Bond Insurance Association	11.6
(b) Security incorporates a letter of credit from a major bank.
(c) At March 31, 2008, this security has been pledged, in whole or part, as collateral for open interest rate swaps.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

At March 31, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
11/18/2008 11/18/2025	5,300,000[1]	Fixed — 5.281%	Floating — LIBOR	(496,785)
Counterparty: [1] JPMorgan Chase LIBOR: Represents the London Inter-Bank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008
Assets
Investments in securities, at value (cost $538,638,126)	$ 559,501,701
Cash	1,624,767
Receivable for Fund shares sold	2,790,092
Interest receivable	6,869,416
Due from Advisor	29,210
Other assets	37,381
Total assets	570,852,567
Liabilities
Payable for floating rate notes issued	71,590,000
Payable for investments purchased	2,667,220
Payable for Fund shares redeemed	194,468
Distributions payable	339,281
Unrealized depreciation on open interest rate swaps	496,785
Accrued management fee	164,095
Other accrued expenses and payables	200,249
Total liabilities	75,652,098
Net assets, at value	$ 495,200,469
Net Assets Consist of
Accumulated distributions in excess of net investment income	(98,587)
Net unrealized appreciation (depreciation) on: Investments	20,863,575
Interest rate swaps	(496,785)
Accumulated net realized gain (loss)	845,536
Paid-in capital	474,086,730
Net assets, at value	$ 495,200,469

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($11,662,098 ÷ 829,276 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.06
Maximum offering price per share (100 ÷ 95.50 of $14.06)	$ 14.72

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,812,789 ÷ 342,456 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.05

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,067,386 ÷ 360,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.05
Class S Net Asset Value, offering and redemption price(a) per share ($473,658,196 ÷ 33,684,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.06
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2008
Investment Income
Income: Interest	$ 24,469,146
Expenses: Management fee	2,156,073
Administration fee	458,140
Services to shareholders	609,141
Custodian fee	14,900
Distribution and service fee	133,681
Professional fees	112,720
Trustees' fees and expenses	16,585
Reports to shareholders	70,035
Registration fees	50,073
Interest expense and fees on floating rate notes	2,403,468
Other	33,175
Total expenses before expense reductions	6,057,991
Expense reductions	(294,322)
Total expenses after expense reductions	5,763,669
Net investment income	18,705,477
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,334,202
Interest rate swaps	148,000
1,482,202
Change in net unrealized appreciation (depreciation) on: Investments	(4,503,393)
Interest rate swaps	(283,501)
(4,786,894)
Net gain (loss)	(3,304,692)
Net increase (decrease) in net assets resulting from operations	$ 15,400,785

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended March 31, 2008
Cash Flows from Operating Activities:
Investment income received	$ 25,036,879
Payment of operating expenses	(3,422,284)
Payment of interest expense	(2,403,468)
Proceeds from sales and maturities of investments	245,659,519
Purchases of investments	(310,906,005)
Net receipt (payment) on interest rate swaps	148,000
Cash provided (used) by operating activities	$ (45,887,359)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 137,329,792
Cost of shares redeemed	(89,822,727)
Distributions paid (net of reinvestment of distributions)	(9,040,253)
Increase (decrease) in payable for floating rate notes issued	8,312,500
Cash provided (used) by financing activities	46,779,312
Increase (decrease) in cash	891,953
Cash at beginning of period*	732,814
Cash at end of period*	$ 1,624,767
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 15,400,785
Net (increase) decrease in cost of investments	(67,360,785)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	4,503,393
(Increase) decrease in unrealized appreciation on interest rate swaps	283,501
(Increase) decrease in interest receivable	(818,013)
(Increase) decrease in due from advisor	(29,210)
(Increase) decrease in other assets	(19,505)
Increase (decrease) in payable for investments purchased	2,165,843
Increase (decrease) in accrued expenses and other payables	(13,368)
Cash provided (used) by operating activities	$ (45,887,359)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 9,588,010
* Non-cash activity from market discount accretion and premium amortization in the net amount of $1,385,746 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
	2008	2007
Operations: Net investment income	$ 18,705,477	$ 18,386,454
Net realized gain (loss)	1,482,202	795,893
Change in net unrealized appreciation (depreciation)	(4,786,894)	1,693,375
Net increase (decrease) in net assets resulting from operations	15,400,785	20,875,722
Distributions to shareholders from: Net investment income: Class A	(432,231)	(504,003)
Class B	(177,605)	(209,571)
Class C	(156,470)	(164,381)
Class AARP	—	(102,258)
Class S	(17,915,913)	(17,405,466)
Net realized gains: Class A	(1,208)	(89,214)
Class B	(643)	(46,159)
Class C	(536)	(36,161)
Class AARP	—	(31,822)
Class S	(44,307)	(2,884,031)
Total distributions	(18,728,913)	(21,473,066)
Fund share transactions: Proceeds from shares sold	139,738,195	75,316,869
Reinvestment of distributions	9,588,010	12,388,120
Cost of shares redeemed	(89,965,632)	(84,443,548)
Redemption fees	467	3,803
Net increase (decrease) in net assets from Fund share transactions	59,361,040	3,265,244
Increase (decrease) in net assets	56,032,912	2,667,900
Net assets at beginning of period	439,167,557	436,499,657
Net assets at end of period (including accumulated distributions in excess of net investment income of $98,587 and $68,145, respectively)	$ 495,200,469	$ 439,167,557

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.46	$ 14.91	$ 14.80
Income (loss) from investment operations: Net investment income	.55	.55	.59	.64	.65
Net realized and unrealized gain (loss)	(.12)	.08	(.12)	(.37)	.11
Total from investment operations	.43	.63	.47	.27	.76
Less distributions from: Net investment income	(.55)	(.55)	(.58)	(.65)	(.65)
Net realized gains	(.00)*	(.10)	(.15)	(.07)	—
Total distributions	(.55)	(.65)	(.73)	(.72)	(.65)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.91
Total Return (%)[a]	3.07[b]	4.52[b]	3.32[b]	1.56	5.25[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	14	20	20
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.48	1.49	1.59	1.16	1.11
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.47	1.48	1.59	1.16	1.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	.95	.98	.98	.94	.95
Ratio of net investment income (%)	3.87	3.88	4.07	4.40	4.40
Portfolio turnover rate (%)	48	41	39	34	25
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005

Class B Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.79
Income (loss) from investment operations: Net investment income	.44	.44	.48	.53	.53
Net realized and unrealized gain (loss)	(.12)	.07	(.10)	(.37)	.11
Total from investment operations	.32	.51	.38	.16	.64
Less distributions from: Net investment income	(.44)	(.44)	(.48)	(.54)	(.53)
Net realized gains	(.00)*	(.10)	(.15)	(.07)	—
Total distributions	(.44)	(.54)	(.63)	(.61)	(.53)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 14.05	$ 14.17	$ 14.20	$ 14.45	$ 14.90
Total Return (%)[a]	2.31	3.66[b]	2.63[b]	.81	4.39[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	7	8	8
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.21	2.25	2.36	1.91	1.94
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.21	2.24	2.34	1.91	1.91
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.69	1.74	1.73	1.69	1.77
Ratio of net investment income (%)	3.13	3.12	3.32	3.65	3.58
Portfolio turnover rate (%)	48	41	39	34	25
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005

Class C Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.80
Income (loss) from investment operations: Net investment income	.44	.44	.48	.53	.53
Net realized and unrealized gain (loss)	(.12)	.07	(.10)	(.37)	.10
Total from investment operations	.32	.51	.38	.16	.63
Less distributions from: Net investment income	(.44)	(.44)	(.48)	(.54)	(.53)
Net realized gains	(.00)*	(.10)	(.15)	(.07)	—
Total distributions	(.44)	(.54)	(.63)	(.61)	(.53)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 14.05	$ 14.17	$ 14.20	$ 14.45	$ 14.90
Total Return (%)[a]	2.31	3.67[b]	2.63[b]	.81	4.34[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	6	6	7
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.22	2.25	2.35	1.90	1.92
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.22	2.23	2.34	1.90	1.89
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.69	1.73	1.73	1.68	1.75
Ratio of net investment income (%)	3.13	3.13	3.32	3.66	3.60
Portfolio turnover rate (%)	48	41	39	34	25
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005

Class S Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.46	$ 14.90	$ 14.80
Income (loss) from investment operations: Net investment income	.58	.59	.62	.68	.68
Net realized and unrealized gain (loss)	(.12)	.08	(.11)	(.37)	.11
Total from investment operations	.46	.67	.51	.31	.79
Less distributions from: Net investment income	(.58)	(.59)	(.62)	(.68)	(.69)
Net realized gains	(.00)*	(.10)	(.15)	(.07)	—
Total distributions	(.58)	(.69)	(.77)	(.75)	(.69)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.90
Total Return (%)	3.32[a]	4.78[a]	3.59	1.84	5.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	474	416	401	431	485
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.30	1.24	1.35	.92	.88
Ratio of expenses after expense reductions (including interest expense) (%)[b]	1.23	1.23	1.35	.92	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.70	.73	.74	.70	.74
Ratio of net investment income (%)	4.11	4.13	4.32	4.63	4.61
Portfolio turnover rate (%)	48	41	39	34	25
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005

Notes to Financial Statements

A. Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the year ended March 31, 2008 was approximately $66,000,000 with a weighted average interest rate of 3.61%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, investments in futures contracts and securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 240,694
Undistributed net long-term capital gains	1,346,207
Net unrealized appreciation (depreciation) on investments	$ 20,535,310

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2008	2007
Distributions from tax-exempt income	$ 18,682,219	$ 18,385,679
Distributions from ordinary income*	$ 45,037	$ 3,087,387
Distributions from long-term capital gains	$ 1,657	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at March 31, 2008. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the year ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $313,071,848 and $245,659,519, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from April 1, 2007 to September 30, 2007, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund's average daily net assets	.515%
Next $600 million of such net assets	.440%
Over $1 billion of such net assets	.415%

Effective October 1, 2007, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2008, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

For the period from April 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.97%
Class S	.72%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.94%
Class B	1.69%
Class C	1.69%
Class S	.69%

Accordingly, for the year ended March 31, 2008, the Advisor reimbursed the Fund $146,221 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2008, the Advisor received an Administration Fee of $458,140, of which $40,750 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 4,583	$ 328	$ 923
Class B	2,393	—	510
Class C	1,972	—	952
Class S	137,029	137,029	—
	$ 145,977	$ 137,357	$ 2,385

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2008
Class B	$ 42,677	$ 3,166
Class C	37,604	3,099
	$ 80,281	$ 6,265

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annual Effective Rate
Class A	$ 27,039	$ 2,296.24%
Class B	13,981	993.25%
Class C	12,380	946.25%
	$ 53,400	$ 4,235

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2008 aggregated $2,536.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2008, the CDSC for Class B and C shares aggregated $9,148 and $351, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $39,977, of which $14,477 is unpaid.

Trustees' Fees and Expenses. During the period ended March 31, 2008, the Fund paid each Trustee compensation for his or her services. Each Independent Trustee received an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended March 31, 2008, the Fund's custodian fee was reduced by $1,545 and $9,199 for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	204,592	$ 2,889,996	208,762	$ 2,963,037
Class B	20,946	293,084	12,456	176,629
Class C	101,229	1,429,574	48,994	697,291
Class AARP*	—	—	1,195	16,894
Class S	9,628,324	135,125,541	5,041,524	71,463,018
		$ 139,738,195		$ 75,316,869
Shares issued to shareholders in reinvestment of distributions
Class A	22,428	$ 316,501	29,005	$ 411,663
Class B	7,875	111,016	11,268	159,815
Class C	8.478	119,548	10,896	154,550
Class AARP*	—	—	5,289	74,398
Class S	640,822	9,040,945	816,367	11,587,694
		$ 9,588,010		$ 12,388,120
Shares converted*
Class AARP	—	$ —	(531,962)	$ (7,480,031)
Class S	—	—	531,622	7,480,031
		$		$ —
Shares redeemed
Class A	(216,130)	$ (3,058,480)	(406,974)	$ (5,780,723)
Class B	(129,568)	(1,828,584)	(53,603)	(761,238)
Class C	(114,200)	(1,610,366)	(89,124)	(1,265,606)
Class AARP*	—	—	(102,338)	(1,440,986)
Class S	(5,927,473)	(83,468,202)	(5,298,272)	(75,194,995)
		$ (89,965,632)		$ (84,443,548)
Redemption fees		$ 467		$ 3,803
Net increase (decrease)
Class A	10,890	$ 148,017	(169,207)	$ (2,406,023)
Class B	(100,747)	(1,424,484)	(29,879)	(424,794)
Class C	(4,493)	(61,212)	(29,234)	(413,765)
Class AARP*	—	—	(627,816)	(8,829,725)
Class S	4,341,673	60,698,719	1,091,241	15,339,551
		$ 59,361,040		$ 3,265,244
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Trust and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund at March 31, 2008, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 27, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,483,000 as capital gain dividends for its year ended March 31, 2008, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2008, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993[3]	Consultant, World Bank/Inter-American Development Bank; formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	132
John W. Ballantine (1946) Board Member since 1999[3]	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[4] (medical technology company); Belo Corporation[4] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004[3]	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[4] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation[4] (telecommunications) (November 1989-September 2003	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired; formerly: Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999[3]	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[5] (1958) Board Member since 2006	Managing Director[6], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly: board member of DWS Investments, Germany (1999-2005); formerly: Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly: various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[7]
Name, Year of Birth, Position with the Fund and Length of Time Served[8]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[9] (1965) President, 2006-present	Managing Director[6], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[10] (1962) Vice President and Secretary, 1999-present	Director[6], Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[6], Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[11] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[11] (1962) Assistant Secretary 2005-present	Director[6], Deutsche Asset Management (since September 2005); formerly: Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[10] (1962) Assistant Secretary, 1997-present	Managing Director[6], Deutsche Asset Management
Paul Antosca[10] (1957) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[10] (1967) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[10] (1957) Assistant Treasurer, 2003-present	Director[6], Deutsche Asset Management
Diane Kenneally[10] (1966) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management
Jason Vazquez[11] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[11] (1962) Chief Compliance Officer, 2006-present	Managing Director[6], Deutsche Asset Management (2004-present); formerly: Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[11] (1951) Chief Legal Officer, 2006-present	Director[6], Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 Elected to the Board April 1, 2008.
4 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
5 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
6 Executive title, not a board directorship.
7 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
8 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
9 Address: 345 Park Avenue, New York, New York 10154.
10 Address: Two International Place, Boston, MA 02110.
11 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2008, DWS Massachusetts Tax-Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MASSACHUSETTS TAX FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$72,500	$0	$0	$0
2007	$70,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008